                                                            Exhibit Ex-99.d.1.iv

                               AMENDMENT NO. 4 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

     THIS EXHIBIT to the Investment Management Agreement dated December 15, 1999
(the "Agreement")  between DELAWARE VIP(R)TRUST and DELAWARE MANAGEMENT COMPANY,
a series of  Delaware  Management  Business  Trust (the  "Investment  Manager"),
amended as of the 15th day of  September,  2009,  lists the Series for which the
Investment  Manager provides  investment  management  services  pursuant to this
Agreement,  along with the  management fee rate schedule for each Series and the date on which the Agreement became effective for each Series.

---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Cash Reserve Series         December 15, 1999                      0.45% on first $500 million
                                                                                0.40% on next $500 million
                                                                                0.35% on next $1.5 billion
                                                                                0.30% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Diversified Income Series   May 20, 2003                           0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $1.5 billion
                                                                                0.50% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Emerging Markets Series     September 24, 2004                     1.25% on the first $500 million
                                                                                1.20% on the next $500 million
                                                                                1.15% on the next $1.5 billion
                                                                                1.10% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Growth Opportunities        December 15, 1999                      0.75% on first $500 million
Series                                                                          0.70% on next $500 million
                                                                                0.65% on next $1.5 billion
                                                                                0.60% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP High Yield Series           December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $1.5 billion
                                                                                0.50% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP(R)International Value        September 24, 2004                    0.85% on the first $500 million
Equity Series                                                                   0.80% on the next $500 million
                                                                                0.75% on the next $1.5 billion
                                                                                0.70% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Limited-Term Diversified    December 15, 1999                      0.50% on first $500 million
Income Series                                                                   0.475% on next $500 million
                                                                                0.45% on next $1.5 billion
(formerly Delaware VIP Capital                                                  0.425% on assets in excess of $2.5
Reserves Series)                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP REIT Series                 December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $1.5 billion
                                                                                0.60% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Small Cap Value Series      December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $1.5 billion
                                                                                0.60% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Trend Series                December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $1.5 billion
                                                                                0.60% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP(R)U.S. Growth Series         December 15, 1999                     0.65% on the first $500 million
                                                                                0.60% on the next $500 million
                                                                                0.55% on the next $1.5 billion
                                                                                0.50% on assets in excess of $2.5
                                                                                billion

---------------------------------------- -------------------------------------- --------------------------------------
Delaware VIP Value Series                July 30, 2004                          0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $1.5 billion
                                                                                0.50% on assets in excess of $2.5
                                                                                billion
---------------------------------------- -------------------------------------- --------------------------------------

DELAWARE MANAGEMENT COMPANY,                       DELAWARE VIP(R)TRUST
a series of Delaware Management Business Trust

By:     /s/Patrick P. Coyne                        By:      /s/Patrick P. Coyne
Name:   Patrick P. Coyne                           Name:    Patrick P.Coyne
Title:  President/Chief Executive Officer          Title:   Chairman/President/
                                                            Chief Executive Officer

Attest: /s/Emilia P. Wang                          Attest:  /s/Emilia P. Wang
Name:   Emilia P. Wang                             Name:    Emilia P. Wang
Title:  Assistant Vice President/                  Title:   Assistant Vice President/
        Counsel/Assistant Secretary                         Counsel/Assistant Secretary